UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: December 20, 2018

(Date of earliest event reported)

RIVERVIEW FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	001-38627	38-3917371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer of Identification No.)

3901 North Front Street, Harrisburg, Pennsylvania	17110
(Address of principal executive offices)	(Zip Code)

(717) 957-2196

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant

On December 20, 2018 (the “Notification Date”), Riverview Financial Corporation (the “Company”), after review and recommendation of the Audit Committee of the Company’s Board of Directors (the “Audit Committee”), determined to appoint Crowe LLP (“Crowe”) as the Company’s new independent registered public accounting firm for and with respect to the year ending December 31, 2019, subject to completion by Crowe of its standard client acceptance procedures. The Company will dismiss Dixon Hughes Goodman LLC (“DHG”) from that role following the issuance of the Company’s audited financial statements and filing of its annual report on Form 10-K for the year ending December 31, 2018.

The reports of DHG on the Company’s financial statements as of and for the two years ended December 31, 2017 did not contain an adverse opinion or a disclaimer of an opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two years ended December 31, 2017, and from December 31, 2017 through the Notification Date, there were (i) no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K) with DHG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of DHG, would have caused DHG to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company for such years; and (ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

Prior to engaging Crowe, the Company did not consult with Crowe regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by Crowe on the Company’s financial statements, and Crowe did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

The Company provided DHG with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that DHG furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter furnished by DHG, dated December 21, 2018, is filed as exhibit 16 to this current report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed with this Form 8-K:

Exhibit No.	Description

16	Letter dated December 21, 2018 furnished by DHG LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVERVIEW FINANCIAL CORPORATION

By:	/s/ Kirk D. Fox
Kirk D. Fox
Chief Executive Officer (Principal Executive Officer)

Date: December 27, 2018